UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2021

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 4, 2021, the shareholders of Omnicom Group Inc. (the “Company”) approved the Omnicom Group Inc. 2021 Incentive Award Plan (the “Plan”). A more detailed description of the Plan is available in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2021 (the “Proxy Statement”) under the heading, “Item 4—Approval of the Omnicom Group Inc. 2021 Incentive Award Plan,” which description is incorporated by reference herein.

The foregoing summary and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)           The Company held its annual meeting of shareholders (the “Annual Meeting”) on May 4, 2021. At the Annual Meeting, the Company’s shareholders (i) elected nine individuals to the Board of Directors (the “Board”), (ii) approved an advisory resolution to approve executive compensation, (iii) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021, (iv) approved the Omnicom Group Inc. 2021 Incentive Award Plan, and (v) approved a shareholder proposal regarding political spending disclosure. The proposals are described in more detail in the Proxy Statement.

(b)           Proposal 1

The Company’s shareholders elected nine individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	162,884,813	14,636,518	864,142	13,963,672
Mary C. Choksi	176,673,694	1,599,137	112,642	13,963,672
Leonard S. Coleman, Jr.	154,313,908	23,327,836	743,729	13,963,672
Susan S. Denison	161,088,039	17,181,644	115,790	13,963,672
Ronnie S. Hawkins	177,590,098	646,147	149,228	13,963,672
Deborah J. Kissire	176,473,531	1,758,550	153,392	13,963,672
Gracia C. Martore	177,285,320	947,919	152,234	13,963,672
Linda Johnson Rice	163,427,305	14,838,847	119,321	13,963,672
Valerie M. Williams	177,469,591	795,157	120,725	13,963,672

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,162,467	21,151,661	1,071,345	13,963,672

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
188,332,684	3,828,722	187,739

Proposal 4

The Company’s shareholders approved the Omnicom Group Inc. 2021 Incentive Award Plan as set forth in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
171,140,414	6,159,823	1,085,236	13,963,672

Proposal 5

The Company’s shareholders approved a shareholder proposal regarding political spending disclosure as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
90,658,267	86,964,153	763,054	13,963,672

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Omnicom Group Inc. 2021 Incentive Award Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 25, 2021).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 7, 2021
	By:	/s/ Michael J. O’Brien
	Name:	Michael J. O’Brien
	Title:	Executive Vice President, General Counsel and Secretary